Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Sophia Hong	Rick Muscha
Lattice Semiconductor	Lattice Semiconductor
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

Lattice Semiconductor Appoints

Raejeanne Skillern to Board of Directors

HILLSBORO, Ore. - Sept. 14, 2022 - Lattice Semiconductor (NASDAQ: LSCC), the low power programmable leader, today announced the appointment of Raejeanne Skillern to the Company’s Board of Directors and Compensation Committee. Ms. Skillern brings 28 years of experience in the enterprise and cloud computing market to the position, with an established track record of leading and growing high-profile businesses.

Ms. Skillern currently serves as President, Communications, Enterprise and Cloud (CEC) at Flex, a leading technology innovation, supply chain, and manufacturing solutions company. In this role, she oversees the delivery of Flex’s design and manufacturing solutions, integration services, and global deployment models for leading cloud, datacenter, and communications solutions providers.

Prior to joining Flex in 2019, Ms. Skillern was with Intel Corporation for twenty-five years in a number of senior leadership roles, including vice president of the Data Center Group and general manager of the Cloud Service Provider Platform Group.

Ms. Skillern holds a bachelor’s degree in mathematics and computer science from Pepperdine University, and an MBA from Marylhurst University.

Jeff Richardson, Lattice's Chairman of the Board, commented, "Raejeanne Skillern is an excellent addition to our Board of Directors. Raejeanne’s extensive experience growing multi-billion-dollar businesses and increasing shareholder value will be valuable as Lattice continues to execute on its long-term growth strategy.”

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to the Company’s continued execution on its long-term growth strategy. Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended January 1, 2022, and Lattice’s quarterly reports filed on Form 10-Q. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive, and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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